UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2008

JMG Exploration, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-32438 (Commission File Number)	20-1373949 (IRS employer identification no.)
180 South Lake Ave. Seventh Floor Pasadena, CA	91101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(626) 792-3842

 (Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On December 15, 2008, the Board of Directors of JMG Exploration extended the expiration date of its Series A, B and C warrants to January 15, 2010.

Warrant summary	Number of warrants	Exercise price	Expiration Date
Series A warrants	369,249	$6.00	01/15/2010
Series B warrants	1,729,500	$4.25	01/15/2010
Series C warrants	1,763,802	$5.00	01/15/2010

Item 9.01    Financial Statements and Exhibits.

On December 15, 2008, JMG Exploration, Inc. issued a press release reporting that the Board of Directors has extended the expiration date of its Series A, B and C warrants to January 15, 2010. A copy of that press release is attached to this report as Exhibit 99.1.

 (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2008	JMG Exploration, Inc.
/s/ Joseph W. Skeehan
Joseph W. Skeehan Chief Executive Officer

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